EXHIBIT 10.2

WARRANT SUBSCRIPTION AGREEMENT

SYMMETRY HOLDINGS INC.

28 West 44th Street, 16th Floor

New York, NY 10036

Ladies and Gentlemen:

Subject to the terms and conditions set forth herein, the undersigned limited partnership hereby irrevocably subscribes for and agrees to purchase, simultaneous with and on the date of the first public announcement (the “Closing Date”) of the proposed acquisition (the “Acquisition”) of Novamerican Steel Inc. (“Northern”) pursuant to an Arrangement Agreement between Symmetry Holdings Inc., a Delaware corporation (the “Company”), 633422 N.B. Ltd., a corporation existing under the laws of the Province of New Brunswick and a newly-formed, wholly-owned indirect subsidiary of the Company, and Northern, a corporation incorporated under the laws of Canada, 787,402 warrants (the “Warrants”) to purchase shares of common stock, par value $.0001 per share, of the Company, at an exercise price of $5.50 per share (subject to adjustment), to be issued under either (a) the Warrant Agreement dated as of March 5, 2007 (the “Warrant Agreement”) between the Company and Continental Stock Transfer & Trust Company as Warrant Agent or (b) a warrant agreement that gives the Warrants rights that are substantially identical to the “Private Placement Warrants” as defined in the Warrant Agreement (any such agreement, a “New Warrant Agreement”). The undersigned understands and agrees that the purchase price for each warrant is $1.27, the 20-day trailing trading average through Tuesday, June 19, 2007, and that the aggregate purchase price for all of the warrants is payable in cash on the Closing Date.

1. Certificates. The undersigned understands and agrees that this subscription is made subject to the condition that the certificates to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

2. Registration Rights. An affiliate of the undersigned has previously entered into a Registration Rights Agreement, dated as of March 5, 2007, with the Company, the undersigned and the other initial stockholders of the Company pursuant to which (a) holders of 20% or more of the shares issued and outstanding prior to the Company’s initial public offering are entitled to make up to two demands that the Company register any or all shares of common stock held by them (including shares issuable upon exercise of warrants sold to them), at any time within 7 years after the date of consummation of the Company’s initial business combination and (b) the Company’s initial stockholders are entitled to “piggyback” registration rights on registration statements that the Company may file subsequent to such consummation of the Company’s initial business combination, with the Company bearing the expenses incurred in connection with the filing of any such registration statement, other than underwriting or selling discounts and commissions. The Warrants purchased hereunder and the shares purchasable upon exercise thereof (collectively the “Securities”) will be deemed “Registrable Securities” pursuant to and as defined in the Registration Rights Agreement (and to the extent practicable, the Warrants will be deemed “Private Placement Warrants” pursuant to and as defined in the Registration Rights

Agreement), and the Registration Rights Agreement may be amended as of the Closing Date as required to effect the same.

3. Warrants. Each Warrant will be exercisable on the later of March 7, 2008 or when the Company consummates its initial business combination and will expire on June 21, 2011 (i.e., four years from the Closing Date) or earlier upon redemption. The Company may deliver unregistered shares of Common Stock upon exercise of the Warrants and will have no liability to any person for delivering any such unregistered shares. Notwithstanding anything contained in the Warrant Agreement or any other agreement to the contrary, in lieu of the payment by the undersigned of the exercise price of any Warrant, the undersigned shall have the right, but not the obligation, to exercise any exercisable but unexercised portion of such Warrant, on a cashless or net exercise basis, as provided in Section 3.6.2 of the Registration Rights Agreement. If the Warrants are made subject to the Warrant Agreement and a New Warrant Agreement is not entered into, then to the extent practicable, the Warrants will be deemed “Private Placement Warrants” under the Warrant Agreement, and the Warrant Agreement may be amended as of the Closing Date as required to effect the same.

4. No Shareholder Approval. It is acknowledged that approval by the Company’s stockholders will not be required under AMEX Rules 712 and 713 because the number of shares of Common Stock of the Company to be issued is less than 20% of the Company’s actually issued and outstanding shares of Common Stock (prior to the investment represented by this Subscription Agreement).

5. Use of Proceeds. The Company shall use the proceeds of this investment towards working capital and general corporate purposes.

6. Representations. The undersigned understands: that it is subscribing for the Warrants without being furnished any offering literature or prospectus; that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by it or its purchaser representative, counsel, accountant or business advisor. The undersigned hereby represents, warrants and confirms as follows:

(a)      all transactions and discussions related to this investment have taken place in the State of New York;

(b)       the undersigned understands that (i) the Securities represent a speculative investment which involve a high degree of risk of loss by the undersigned of its investment therein, (ii) there are substantial restrictions on the transferability of the Securities and (iii) no public market for the Securities may develop or, if developed, will continue and, accordingly, it may not be possible to liquidate this investment in case of emergency or to use the Securities as collateral for a loan;

(c)       the undersigned (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(d)       the undersigned has, or the undersigned and its purchaser representative together have, such knowledge and experience in financial and business matters that it is, or it and its purchaser representative together are, capable of evaluating the merits and risks of this investment and of making an informed investment decision;

(e)       the undersigned confirms that, in making its decision to subscribe for the Warrants, it has relied solely upon independent investigations made by it or its purchaser representative, if any, and that it and such purchaser representative have been given the opportunity to ask questions of, and to receive answers from, the Company concerning the proposed business, the financial condition, the operating history and the management of the Company and the risks of this investment (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense);

(f)        the Securities will be acquired by it in good faith solely for its own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof;

(g)       the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Securities or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(h)       the undersigned understands that the legal consequences of the representations and warranties set forth herein are that it must bear the economic risks of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(i)        the undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in offering the Securities for sale to him without having first registered the Securities under the Act and any applicable state securities laws;

(j)        the undersigned consents to the placement of a legend on any certificate evidencing the Securities, which legend may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING

THE SECURITIES REPRESENTED HEREBY, THE UNDERSIGNED REPRESENTED THAT IT HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE UNDERSIGNED AGREED THAT IT WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

; and

(k)       the undersigned is (i) an “accredited investor” as defined in Rule 501(a) under the Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (iii) not purchasing the Warrants as a result of any general solicitation or general advertisement.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining its suitability as an investor in the Company, and the undersigned hereby agrees that such representations, warranties and undertakings shall survive the purchase of the Securities.

7. Assignment. The undersigned agrees not to assign this Subscription Agreement or any interest herein, and further agrees that any transfer of the Securities shall be effected only in accordance with this Subscription Agreement and all applicable securities laws; provided, that nothing contained herein shall restrict assignment of this Subscription Agreement or transfer of the Securities to (a) another initial stockholder of the Company or (b) any estate, family member, family company or partnership or similar related person of the undersigned, in each case so long as the assignee or transferee agrees to be bound hereby as if such assignee or transferee was the undersigned. No such assignment or transfer shall relieve the undersigned of its obligations hereunder, except that if the undersigned assigns or transfers as permitted hereunder, then it shall be relieved of those obligations assumed by its transferee.

8. Termination. The undersigned agrees that it may not cancel, terminate or revoke this Warrant Subscription Agreement.

9. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments, undertakings or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under federal or state securities laws.

10. Expenses. Each party will be solely responsible for its own expenses and out-of-pocket fees incurred in connection with this subscription.

11. Governing Law. This Warrant Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12. Entire Agreement. This Warrant Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

13. Counterparts. This Warrant Subscription Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as originals.

IN WITNESS WHEREOF, the undersigned limited partnership has executed this Warrant Subscription Agreement as of June 21, 2007.

PLAYFORD HOLDINGS FAMILY LIMITED PARTNERSHIP

Signature: /s/Gilbert E. Playford

Print Name: Gilbert E. Playford

This Warrant Subscription Agreement is hereby accepted as of June 21, 2007.

SYMMETRY HOLDINGS INC.

Signature: /s/Corrado De Gasperis

Print Name: Corrado De Gasperis